UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

May 4, 2015

VERISK ANALYTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard

Jersey City, New Jersey 07310

(Address of principal executive offices and zip code)

(201) 469-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01. Other Events

Verisk Analytics, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide certain financial statements with respect to H&F Nugent 1 Limited (“H&F Nugent 1”), the indirect parent company of Wood Mackenzie Limited (“Wood Mackenzie”). As previously disclosed in its Current Report on Form 8-K dated March 10, 2015, the Company and V Acquisition Limited, a wholly-owned subsidiary of the Company, entered into a Deed with the shareholders of Wood Mackenzie named therein, pursuant to which the Company has agreed to acquire H&F Nugent 1, the indirect parent company of Wood Mackenzie (the “Acquisition”).

The audited historical consolidated financial statements of H&F Nugent 1, comprised of the consolidated balance sheets as of December 31, 2014 and 2013 and January 1, 2013 and the related consolidated statements of comprehensive income, consolidated statements of changes in equity and consolidated cash flow statements for each of the years ended December 31, 2014 and 2013, and the related notes thereto, are attached as Exhibit 99.1 to this filing and incorporated herein by reference.

The unaudited condensed consolidated interim financial statements of H&F Nugent 1, comprised of the unaudited condensed consolidated balance sheets as of March 31, 2015 and December 31, 2014 and the related unaudited condensed consolidated statements of comprehensive income and unaudited condensed consolidated cash flow statements for each of the three-month periods ended March 31, 2015 and March 31, 2014 and the unaudited condensed consolidated statements of changes in equity for each of the three-month periods ended March 31, 2015 and March 31, 2014, and the related notes thereto, are attached as Exhibit 99.2 to this filing and incorporated herein by reference.

The audited historical consolidated financial statements of H&F Nugent 1 have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”) and were audited in accordance with auditing standards generally accepted in the United States. The unaudited condensed consolidated interim financial statements of H&F Nugent 1 have been prepared in accordance with International Accounting Standard Board 34, Interim Financial Statements.

Item 9.01. Financial Statements and Exhibits

•	Audited historical consolidated financial statements of H&F Nugent 1 attached as Exhibit 99.1 hereto.

•	Unaudited condensed consolidated interim financial statements of H&F Nugent 1 attached as Exhibit 99.2 hereto.

The consent of Deloitte LLP, H&F Nugent 1’s independent auditors, is attached as Exhibit 23.1 to this Form 8-K.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte LLP

99.1	Audited historical consolidated financial statements of H&F Nugent 1 Limited

99.2	Unaudited condensed consolidated interim financial statements of H&F Nugent 1 Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date:	May 4, 2015	By:	/s/ Kenneth E. Thompson
			Name:	Kenneth E. Thompson
			Title:	Executive Vice President, General Counsel and Corporate Secretary